                         G.T. GLOBAL INCOME SERIES, INC.

                            ARTICLES OF INCORPORATION

                                       I.

                                  INCORPORATOR

          The undersigned, Hilary E. O'Brien, whose mailing address is 345 California Street, San Francisco, California 94104, being at least 18 years of age, does hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

                                       II.

                                      NAME

          The name of the corporation (hereinafter called the "Corporation") is:

                         G.T. Global Income Series, Inc.

                                      III.

                               PURPOSES AND POWERS

          The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on a promoted by it are:

          (a) To conduct and carry on the business of an open-end-investment company under the Investment Company Act of 1940 ("1940 Act").

          (b) To hold, invest and reinvest its assets in securities and other investments including holding part or all of its assets in cash, including foreign currencies.

          (c) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration (including, without limitation, securities) now or hereafter permitted by law.

          (d) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the shareholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by these Articles of Incorporation.


          (e) To do any and all such acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of the purposes stated in this Article.

          The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other article of these Articles of Incorporation, and shall each be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the laws of the State of Maryland.

                                       IV.

                       PRINCIPAL OFFICE AND RESIDENT AGENT

          The principal address of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name and address of the Corporation's resident agent is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

                                       V.

                                  CAPITAL STOCK

          (a) The total number of shares of capital stock which the Corporation shall have the authority to issue is One Billion (1,000,000,000) shares of capital stock (par value $.0001 per share) amounting in aggregate par value to One Hundred Thousand Dollars ($100,000). The Board of Directors of the Corporation is hereby empowered to increase or decrease, from time to time, the total number of shares of capital stock that the Corporation shall have authority to issue without any action by the shareholders.

          (b) Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including the right to vote and the right to receive dividends.

          (c) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation.

          (d) As used in these Articles of Incorporation, a "series" of shares represent interests in the same assets, liabilities, income, earnings and profits of the Corporation; each "class" of shares of a series represents interests in the same underlying assets, liabilities, income, earnings and profits, but may differ from other classes of such series with respect to fees, expenses, other liabilities, dividends, distributions, liquidation preferences, voting rights, redemption rights, or such other matters as shall be established by the Board of Directors. Initially, the shares of capital stock of the Corporation shall be all of one class and series. The

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Board of Directors shall have authority to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock. Subject to the provisions of Section (e) of this Article V and applicable law, the power of the Board of Directors to classify or reclassify any of the shares of capital stock shall include, without limitation, authority to classify or reclassify any such stock into one or more series of capital stock and to divide and classify shares of any series into one or more classes of such series, by determining, fixing or altering one or more of the following:

               1. The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased or otherwise acquired by the Corporation shall remain part of the authorized capital stock and be subject to classification and reclassification as provided herein;

               2. Whether and, if so, the rates, amounts and times at which, and the condition under which, dividends shall be payable on shares of such class or series;

               3. Whether shares of such class or series shall have voting rights in addition to any general voting rights provided by law and the charter of the Corporation and, if so, the terms of such additional voting rights;

               4. The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation.

          (e) Shares of capital stock of the Corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

               1.   ASSETS BELONGING TO A CLASS OR SERIES.
     All consideration received by the Corporation for the issue or sale of stock of any class or series of capital stock, together with all assets in which such consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the class or series of shares of capital stock with respect to which such assets, payments or funds were received by the Corporation for all purposes subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds thereof,

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     including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such class or series. Any assets, income, earnings, profits, and proceeds thereof, funds or payment which are not readily attributable to any particular class or series shall be allocable among any one or more of the classes or series in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable; and each such allocation by the Board of Directors shall be conclusive and binding upon the shareholders of all classes and series for all purposes.

               2. LIABILITIES BELONGING TO A CLASS OR SERIES. The assets belonging to each particular class or series shall be charged with the liabilities of the Corporation in respect of that class or series and with all expenses, costs, charges, and reserves attributable to that class or series, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any items allocated to that class or series as provided in the following sentence, so charged to that class or series are herein referred to as "liabilities belonging to" that class or series. The Board of Directors shall allocate and charge any general liabilities, expenses, costs, charges or reserves of the Corporation that are not readily identifiable as belonging to any particular class or series to and among any one or more of the classes or series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and each such allocation by the Board of Directors shall be conclusive and binding upon the shareholders of all classes and series for all purposes.

               3. DIVIDENDS AND DISTRIBUTIONS. Shares of each class or series of capital stock shall be entitled to such dividends and distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such class or series, provided, however, that dividends and distributions on shares of a class or series of capital stock shall be paid only out of the lawfully available assets belonging to such class or series after providing for liabilities belonging to such class or series.

               All dividends and distributions on shares of a particular class or series shall be distributed pro rata to the holders of that class or series in proportion to the number of shares of that class or series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors.

               The Corporation intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

               4. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, or of a particular class or series shareholders of each class or series of capital stock shall be entitled to receive, as a series, out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular class or series of capital stock, the assets belonging to such class or series. The assets so distributable to the shareholders of any class or series of capital stock shall be distributed among such shareholders in proportion to the number of shares of such class or series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular class or series of capital stock and available for distribution, such distribution shall be made to the holders of capital stock of all classes or series of capital stock in proportion to the asset value of the respective class or series of capital stock determined as hereinafter provided.

               The liquidation of any particular class or series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that class or series, as defined in the 1940 Act, and without the vote of any other class or series. The liquidation or dissolution of a particular class or series may be accomplished, in whole or in part, by the transfer of assets of such class or series to another class or series or by the exchange of shares of such class or series for the shares of another class or series.

               5. VOTING. Each shareholder of each class or series of capital stock shall be entitled to one vote for each share of capital stock, irrespective of the class or series, then standing in his name on the books of the Corporation, and on any matter submitted to a vote of shareholders, all shares of capital stock then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series except: (i) when expressly required by the 1940 Act or the laws of the state of Maryland, shares of capital stock shall be voted by individual class or series and
     (ii) when only shares of capital stock of a particular class or series are affected by a matter only such shares so affected shall be entitled to vote on such matter.

               6. REDEMPTION. To the extent the Corporation has funds or other property legally available therefor, each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with provisions of applicable law. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares owned by any holder of capital stock of the Corporation if the value of such shares in the account of such holder is less than the minimum initial investment amount applicable to that account as set forth in the Corporation's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the Corporation may from time to time adopt. The redemption price of shares of capital stock of the Corporation shall, except as otherwise provided in this Section (e)(6), be the net asset value thereof as determined by, or pursuant to methods approved by, the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be specified in the Corporation's current registration statement under the 1940 Act. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which may payment wholly in cash unwise or undesirable. In such event the Corporation may make payment wholly or partly by securities or other property included in the assets belonging or allocable to the class or series of the shares redemption of which is being sought, the value of which shall be determined as provided herein.


               7. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of any class or series unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-laws or by the Board of Directors.

                                 VI.  DIRECTORS

          The number of directors of the Corporation shall be three (3), which number may be, from time to time, increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who shall serve until the first annual shareholders meeting or until their successors are elected and qualify are as follows:

                              Herbert M. Sandler
                              Marion O. Sandler
                               Richard A. Crane

                                      VII.

            PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN
                 POWERS OF THE CORPORATION AND OF THE DIRECTORS
                                AND SHAREHOLDERS

          The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and shareholders:

          (a) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix. Any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

          (b) The Board of Directors of the Corporation shall have power from time to time and in its sole discretion to determine, in accordance with sound accounting practice, what constitutes annual or other net income, profits, earnings, surplus, or net assets; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the shareholders of record on such dates as it may from time to time determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

          (c) The Board of Directors of the Corporation may establish in its absolute discretion the basis or method for determining the value of the assets belonging to any class or series, and the net asset value of each share of capital stock of each series and class for purposes of sales, redemptions, repurchases of shares or otherwise. The Board of Directors may determine to maintain the net asset value per share of any class or series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that class or series as dividends payable in additional shares of that class or series at the designated constant dollar amount and for the handling of any losses attributable to that class or series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that class or series his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of that class or series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Corporation shall be deemed to have agreed, by his investment in any class or series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

          (d) Any contract, transaction, or act of the Corporation or of the Board of Directors which shall be ratified by a majority of a quorum of the shareholders having voting powers at any annual meeting, or at any special meeting called for such purpose, shall so far as permitted by law be as valid and as binding as though ratified by every shareholder of the Corporation.

          (e) Unless the By-Laws otherwise provide, any officer or employee of the Corporation (other than a director) may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by authority of the Board of Directors.

          (f) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of any series or class, or of all classes or series of capital stock, or by the total number of such shares, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon.

          (g) The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland and the 1940 Act now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act. The foregoing shall not be exclusive of any other rights to which a person seeking indemnification may be entitled under any insurance policy, agreement or otherwise and shall inure to the benefit of the heirs, executors and personal representatives of such person.

          (h) In addition to the powers and authority hereinbefore, hereinafter or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the express provisions of the laws of Maryland, of these Articles of Incorporation and of the By-Laws of the Corporation.

          (i) The Corporation reserves the right from time to time to make any amendments of its Articles of Incorporation which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Articles of Incorporation, of any of its outstanding stock by classification, reclassification or otherwise but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon, by a vote at a meeting or in writing with or without a meeting.

          (j) The Corporation shall not be required to hold an annual meeting of shareholders in any year in which the laws of Maryland do not require that such a meeting be held.

          The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Articles of Incorporation of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland nor or hereafter in force.

                                      VIII.

                           DURATION OF THE CORPORATION

          The duration of the Corporation shall be perpetual.

          IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on October 27, 1987.

                                           /s/ Hilary E. O'Brien
                                           ------------------------------
                                              Hilary E. O'Brien

WITNESS:


/s/ Don Mark
-------------------------

Don Mark
-------------------------
       (Print Name)

                            CERTIFICATE OF CORRECTION
                                       OF
                         G.T. GLOBAL INCOME SERIES, INC.
                            ARTICLES OF INCORPORATION

          The undersigned, Hilary E. O'Brien, being the incorporator of G.T. Global Income Series, Inc., hereby certifies that

          1. The Articles of Incorporation of G.T. Global Income Series, Inc., filed with the State Department of Assessments and Taxation on October 29, 1987, contained transcription errors.

          2. Article VI of the Articles of Incorporation as previously filed reads as follows:

                                 VI.  DIRECTORS

               The number of directors of the Corporation shall be three (3), which number may be, from time to time, increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who shall serve until the first annual shareholders meeting or until their successors are elected and qualify are as follows:

           Herbert M. Sandler
           Marion O. Sandler
           Richard A. Crane

          3. Article VI of the Articles of Incorporation as corrected reads as follows:

                                 VI.  DIRECTORS

               The number of directors of the Corporation shall be three (3), which number may be, from time to time, increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who shall serve until the first annual shareholders meeting or until their successors are elected and qualify are as follows:

           Michael F. O'Neill
           David A. Minella
           Michele Neureuter

          IN WITNESS WHEREOF, I have signed this Certificate of Correction, acknowledging the same to be my act, on December 18, 1987.


                                           /s/ Hilary E. O'Brien
                                           ------------------------------
                                              Hilary E. O'Brien

Witness:


/s/ Don Mark
-------------------------
   Don Mark

                         G.T. GLOBAL INCOME SERIES, INC.

                             ARTICLES SUPPLEMENTARY

          G.T. Global Income Series, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 100,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the G.T. GLOBAL GOVERNMENT INCOME FUND (the "Government Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Government Fund is as follows:

          1. ASSETS BELONGING TO GOVERNMENT FUND. All consideration received by the Corporation from the issue or sale of shares of the Government Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Government Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Government Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Government Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Government Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Government Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.


          1. LIABILITIES BELONGING TO GOVERNMENT FUND. The assets belonging to the Government Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Government Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable.
The liabilities, expenses, costs, charges and reserves allocated and so charged to the Government Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          2. INCOME BELONGING TO THE GOVERNMENT FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

          Income belonging to the Government Fund includes all income, earnings and profits derived from assets belonging to the Government Fund less any expenses, costs, charges or reserves belonging to Government Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

          3. DIVIDENDS. Dividends and distributions on shares of the Government Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Government Fund.

          All dividends on shares of the Government Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Government Fund. All dividends and distributions on shares of the Government Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

          The Corporation intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

          Dividends and distributions may be made in cash, property or additional shares of the Government Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

          4. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Government Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Government Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Government Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Government Fund may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Government Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

          5. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Government Fund shall be entitled to one vote for each share of the Government Fund outstanding in his name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Government Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Government Fund the holders of shares of the Government Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Government Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Government Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Government Fund outstanding and entitled to vote thereon.

          6. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Government Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Government Fund at a redemption price per share equal to the net asset value per share of the Government Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Government Fund at the value of such securities or assets used in such determination of net asset value.

          Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Government Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

          7. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Government Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) equal to $100 less than the minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

          8. NET ASSET VALUE PER SHARE. The net asset value per share of the Government Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Government Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

          The Board of Directors may determine to maintain the net asset value per share of the Government Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Government Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Government Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Government Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Government Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

          9. EQUALITY. All shares of the Government Fund shall represent an equal proportionate interest in the assets belongingto the Government Fund (subject to the liabilities belonging to that series), and each share of the Government Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Government Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Government Fund or in any way affecting the rights of shares of the Government Fund.

          10. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Government Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

          11. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Government Fund having pro rata all the rights of full shares of the Government Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Articles or in the By-Laws, they shall be deemed to include fractions of shares of the Government Fund, where the context does not clearly indicate that only full shares are intended.

          12. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Government Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

          IN WITNESS WHEREOF, G.T. Global Income Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on February 17, 1988.

WITNESS:                                 G.T. GLOBAL INCOME SERIES,  INC.

/s/ Michele H. Neureuter                 By:  /s/ Michael F. O'Neill
------------------------                      ----------------------
Michele H. Neureuter, Secretary               Michael F. O'Neill, President

          THE UNDERSIGNED, President of G.T. Global Income Series, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Michael F. O'Neill
----------------------
Michael F. O'Neill, President

                         G.T. GLOBAL INCOME SERIES, INC.

                             ARTICLES SUPPLEMENTARY

          G.T. Global Income Series, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 100,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the G.T. Global Bond Fund (the "Bond Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Bond Fund is as follows:

          1. ASSETS BELONGING TO BOND FUND. All consideration received by the Corporation from the issue or sale of shares of Bond Fund, together with all assets in which such consideration is invested or reinvested, all income, earning, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Bond Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Bond Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Bond Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Bond Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Bond Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

          1. LIABILITIES BELONGING TO BOND FUND. The assets belonging to the Bond Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and nay general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Bond Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Bond Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          2. INCOME BELONGING TO THE BOND FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

          Income belonging to the Bond Fund includes all income, earnings and profits derived from assets belonging to the Bond Fund less any expenses, costs, charges or reserves belonging to Bond Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

          3. DIVIDENDS. Dividends and distributions on shares of the Bond Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Bond Fund.

          All dividends on shares of the Bond Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Bond Fund. All dividends and distributions on shares of the Bond Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

          The Corporation intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

          Dividends and distributions may be made in cash, property or additional shares of the Bond Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

          4. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Bond Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Bond Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Bond Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Bond Fund may be authorized by vote of a majority of the Board of directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Bond Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

          5. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Bond Fund shall be entitled to one vote for each share of the Bond Fund standing in his name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Bond Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement a told separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Bond Fund the holders of shares of the Bond Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Bond Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Bond Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Bond Fund outstanding and entitled to vote thereon.

          6. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Bond Fund shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of his shares of the Bond Fund at a redemption price per share equal to the net asset value per share of the Bond Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Bond Fund at the value of such securities or assets used in such determination of net asset value.

          Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Bond Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

          7. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Bond Fund from a holder who has had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) of an amount equal to $100 less than the minimum initial investment in or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

          8. NET ASSET VALUE PER SHARE. The net asset value per share of the Bond Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Bond Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

          The Board of Directors may determine to maintain the net asset value per share of the Bond Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Bond Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Bond Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Bond Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Bond Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

          9. EQUALITY. All shares of the Bond Fund shall represent an equal proportionate interest in the assets belonging to the Bond Fund (subject to the liabilities belonging to that series), and each share of the Bond Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Bond Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Bond Fund or in any way affecting the rights of shares of the Bond Fund.

          10. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Bond Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

          11. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Bond Fund having pro rata all the rights of full shares of the Bond Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Articles or in the By-Laws, they shall be deemed to include fractions of shares of the Bond Fund, where the context does not clearly indicate that only full shares are intended.

          12. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Bond Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

          IN WITNESS WHEREOF, G.T. Global Income Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on February 17, 1988.

WITNESS:                                 G.T. GLOBAL INCOME SERIES, INC.


/s/ Michele H. Neureuter                 By:  /s/ Michael F. O'Neill
------------------------                      ----------------------
Michele H. Neureuter, Secretary               Michael F. O'Neill, President


          THE UNDERSIGNED, President of G.T. Global Income Series, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


/s/ Michael F. O'Neill
----------------------
Michael F. O'Neill, President

                         G.T. GLOBAL INCOME SERIES, INC.

                              ARTICLES OF AMENDMENT

          G.T. GLOBAL INCOME SERIES, INC., a Maryland corporation, having its principal office in Baltimore, Maryland (hereafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

          FIRST: That the below amendment to the Charter of the Corporation was advised by the Board of Directors and approved by the stockholders of the Corporation, all in accord with the Maryland General Corporation Law.

          SECOND: The Charter of the Corporation is hereby amended by the addition of the following Article thereto:

                                      VIII.

               Subject to the provisions of the 1940 Act, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

          IN WITNESS WHEREOF, G.T. GLOBAL INCOME SERIES, INC. has caused these presents to be signed in the name and in its behalf by its President and attested by its Secretary on this 29th day of March, 1988, and its President acknowledges that these Articles of Amendment are the act and deed of G.T. GLOBAL INCOME SERIES, INC. and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


                                         By /s/ David A. Minella
                                            --------------------
                                            President
ATTEST:


/s/ Michele H. Neureuter
------------------------
Michele H. Neureuter
Secretary

                         G.T. GLOBAL INCOME SERIES, INC.

                             ARTICLES SUPPLEMENTARY

          G.T. Global Income Series, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of Corporation, the Board of Directors has duly classified 100,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the G.T. PORTFOLIO STRATEGY FUND (the "Strategy Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Strategy Fund is as follows:

          1. ASSETS BELONGING TO STRATEGY FUND. All consideration received by the Corporation from the issue or sale of shares of the Strategy Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Strategy Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived form the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Strategy Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Strategy Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Strategy Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Strategy Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.


          2. LIABILITIES BELONGING TO STRATEGY FUND. The assets belonging to the Strategy Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Strategy Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Strategy Fund are herein referred to as "liabilities belonging to" that series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          3. INCOME BELONGING TO THE STRATEGY FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

          Income belonging to the Strategy Fund includes all income, earnings and profits derived from assets belonging to the Strategy Fund less any expenses, costs, charges or reserves belonging to Strategy Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

          4. DIVIDENDS. Dividends and distributions on shares of the Strategy Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Strategy Fund.

          All dividends on shares of the Strategy Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Strategy Fund. All dividends and distributions on shares of the Strategy Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

          The Corporation intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

          Dividends and distributions may be made in cash, property or additional shares of the Strategy Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

          5. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Strategy Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Strategy Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Strategy Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Strategy Fund may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Strategy Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

          6. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Strategy Fund shall be entitled to one vote for each share of the Strategy Fund outstanding in the holder's name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Strategy Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Strategy Fund the holders of shares of the Strategy Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Strategy Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion then a majority of the Strategy Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Strategy Fund outstanding and entitled to vote thereon.

          7. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Strategy Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Strategy Fund at a redemption price per share equal to the net asset value per share of the Strategy Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash;

provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Strategy Fund at the value of such securities or assets used in such determination of net asset value.

          Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Strategy Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

          8. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Strategy Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection
(9)) equal to $100 less than the minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

          9. NET ASSET VALUE PER SHARE. The net asset value per share of the Strategy Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Strategy Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

          The Board of Directors may determine to maintain the net asset value per share of the Strategy Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Strategy Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Strategy Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Strategy Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Strategy Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

          10. EQUALITY. All shares of the Strategy Fund shall represent an equal proportionate interest in the assets belonging to the Strategy Fund (subject to the liabilities belonging to that series), and each share of the Strategy Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the

Strategy Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Strategy Fund or in any way affecting the rights of shares of the Strategy Fund.

          11. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Strategy Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

          12. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Strategy Fund having pro rata all the rights of full shares of the Strategy Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Charter or in the By-Laws, they shall be deemed to include fractions of the Strategy Fund, where the context does not clearly indicate that only full shares are intended.

          13. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Strategy Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

          IN WITNESS WHEREOF, G.T. Global Income Series, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on April 27, 1989.

WITNESS:                                 G.T. GLOBAL INCOME SERIES, INC.

/s/ James W. Churm                       By:  /s/ James R. Tufts
------------------                            ------------------
James W. Churm                                James R. Tufts
Assistant Secretary                           Vice President


          THE UNDERSIGNED, Vice President of G.T. Global Income Series, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



/s/ James R. Tufts
------------------
James R. Tufts, Vice President

                         G.T. GLOBAL INCOME SERIES, INC.

                             ARTICLES SUPPLEMENTARY

          G.T. Global Income Series, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, the Board of Directors has duly classified 100,000,000 shares of the unissued shares of capital stock of the Corporation into a series designated the G.T. GLOBAL Health Care Fund (the "Health Care Fund") and has provided for the issuance of such series.

          SECOND: A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Health Care Fund is as follows:

          1. ASSETS BELONGING TO HEALTH CARE FUND. All consideration received by the Corporation from the issue or sale of shares of the Health Care Fund, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Health Care Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived form the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to Health Care Fund as provided in the following sentence, are herein referred to as "assets belonging to" the Health Care Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to the Health Care Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to the Health Care Fund shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.


          2. LIABILITIES BELONGING TO HEALTH CARE FUND. The assets belonging to the Health Care Fund shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to the Health Care Fund in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to the Health Care Fund are herein referred to as "liabilities belonging to" that series.
Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

          3. INCOME BELONGING TO THE HEALTH CARE FUND. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

          Income belonging to the Health Care Fund includes all income, earnings and profits derived from assets belonging to the Health Care Fund less any expenses, costs, charges or reserves belonging to Health Care Fund for the relevant time period, all determined in accordance with generally accepted accounting principles.

          4. DIVIDENDS. Dividends and distributions on shares of the Health Care Fund may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to the Health Care Fund.

          All dividends on shares of the Health Care Fund shall be paid only out of the income belonging to that series and capital gains distributions on shares of that series shall be paid only out of the capital gains belonging to the Health Care Fund. All dividends and distributions on shares of the Health Care Fund shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

          The Corporation intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

          Dividends and distributions may be made in cash, property or additional shares of the Health Care Fund or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as defined in subsection (9) below.

          5. LIQUIDATION. In the event of the liquidation or dissolution of the Corporation, the shareholders of the Health Care Fund shall be entitled to receive, as a series and in preference to any other series, when and as declared by the Board of Directors, the excess of the assets belonging to the Health Care Fund over the liabilities belonging to that series and such shareholders shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of the Health Care Fund shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of the Health Care Fund may be authorized by vote of a majority of the Board of Directors then office, subject to the approval of a majority of the outstanding securities of that series, as defined in the 1940 Act, and without the vote of the holders of any other class or series. The liquidation or dissolution of the Health Care Fund may be accomplished, in whole or in part, by the transfer of assets of such series to another class or series or by the exchange of shares of such series for the shares of another class or series.

          6. VOTING. On each matter submitted to a vote of the shareholders of the Corporation, each holder of a share of the Health Care Fund shall be entitled to one vote for each share of the Health Care Fund outstanding in the holder's name on the books of the Corporation, and all shares of all classes or series shall vote as a single class or series ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of the Health Care Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes of series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of the Health Care Fund the holders of shares of the Health Care Fund shall not be entitled to vote. As to any matter with respect to which a separate vote of the Health Care Fund is required pursuant to proviso (a) above, notwithstanding any provision of law requiring any action on that matter to be taken or authorized by the holders of a greater proportion than a majority of the Health Care Fund entitled to vote thereon, such action shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of shares of the Health Care Fund outstanding and entitled to vote thereon.

          7. REDEMPTION BY SHAREHOLDER. Each holder of shares of the Health Care Fund shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of the Health Care Fund at a redemption price per share equal to the net asset value per share of the Health Care Fund next determined (in accordance with subsection (9)) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the Health Care Fund at the value of such securities or assets used in such determination of net asset value.

          Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of the Health Care Fund to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the 1940 Act.

          8. REDEMPTION BY CORPORATION. The Board of Directors may cause the Corporation to redeem at net asset value the shares of the Health Care Fund from a holder who has, for a period of more than six months, had shares of that series having an aggregate net asset value (determined in accordance with subsection (9)) equal to $100 less than the minimum initial investment in the series or less in his account, provided that at least sixty (60) days' prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of such shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of such shares so redeemed.

          9. NET ASSET VALUE PER SHARE. The net asset value per share of the Health Care Fund shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of shares of the Health Care Fund outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

          The Board of Directors may determine to maintain the net asset value per share of the Health Care Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that series as dividends payable in additional shares of the Health Care Fund at the designated constant dollar amount and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to the Health Care Fund his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of the Health Care Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Health Care Fund shall be deemed to have agreed, by his investment in such series, to make the contribution referred to in the preceding sentence in the event of any such loss.

          10. EQUALITY. All shares of the Heath Care Fund shall represent an equal proportionate interest in the assets belonging to the Health Care Fund (subject to the liabilities belonging to that series), and each share of the Health Care Fund shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of the Health Care Fund into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interest in the assets belonging to the Health Care Fund or in any way affecting the rights of shares of the Health Care Fund.

          11. CONVERSION OR EXCHANGE RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of the Health Care Fund shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

          12. FRACTIONAL SHARES. The Corporation may issue and sell fractions of shares of the Health Care Fund having pro rata all the rights of full shares of the Health Care Fund, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the Charters or in the By-Laws, they shall be deemed to include fractions of shares of the Health Care Fund, where the context does not clearly indicate that only full shares are intended.

          13. STOCK CERTIFICATES. The Corporation shall not be obligated to issue certificates representing shares of the Health Care Fund unless it shall receive a written request therefor from the record holder thereof in accordance with procedures established in the By-Laws or by the Board of Directors.

          IN WITNESS WHEREOF, G.T. Global Income Series, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on April 27, 1989.

WITNESS:                                 G.T. GLOBAL INCOME SERIES, INC.

/s/ James W. Churm                       By:  James R. Tufts
------------------                            --------------
James W. Churm                                James R. Tufts
Assistant Secretary                           Vice President


          THE UNDERSIGNED, Vice President of G.T. Global Income Series, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ James R. Tufts
------------------
James R. Tufts, Vice President

                         G.T. GLOBAL INCOME SERIES, INC.

                              ARTICLES OF AMENDMENT

          G.T. Global Income Series, Inc., a Maryland corporation, having its principal office at c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202 (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST:  The Charter of the Corporation is hereby amended as follows:

          (a) Article FIRST of the Charter is amended in its entirety to read as follows:

               FIRST: The name of the Corporation (hereinafter called the "Corporation") is:

                           G.T. Investment Funds, Inc.

          SECOND: The amendment does not increase the authorized stock of the Corporation.

          THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

          IN WITNESS WHEREOF, G.T. Global Income Series, Inc., has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on April 27, 1989.

WITNESS:                                 G.T. GLOBAL INCOME SERIES, INC.

/s/ James W. Churm                       By /s/ James R. Tufts
------------------                          ------------------
James W. Churm                              James R. Tufts
Assistant Secretary                         Vice President


          THE UNDERSIGNED, Vice President of G.T. Global Income Series, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said knowledge, information, and belief the matter and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ James R . Tufts
-------------------
James R. Tufts, Vice President

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.

          FIRST: G.T. Investment Funds, Inc., a Maryland Corporation ("Corporation") organized on November 5, 1987, is authorized to issue one billion (1,000,000,000) shares of capital stock.

          By action of the Board of Directors of the Corporation, one hundred million (100,000,000) shares that the Corporation is authorized to issue have been classified as a newly-created series known as G.T. Latin America Fund; one hundred million (100,000,000) shares that the Corporation is authorized to issue have been classified as newly-created series known as G.T. Global Small companies Fund; and one hundred million (100,000,000) shares that the Corporation is authorized to issue have been classified as a newly-created series known as G.T. Global Currency Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the shares of G.T. Latin America Fund is $10,000; the aggregate par value of the shares of G.T. Global Small companies Fund is $10,000; and the aggregate par value of the shares of G.T. Global Currency Fund is $10,000.

          SECOND: The Corporation is registered with the U.S. Securities and Exchange commission as an open-end investment company under the Investment Company Act of 1940.

          IN WITNESS WHEREOF, the undersigned President of G.T. Investment Funds, Inc. hereby executes these Articles Supplementary on behalf of the Corporation, and hereby acknowledges these Articles Supplementary to be the act of the Corporation and further states under the penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Date:  July 18, 1991                     /s/ David A. Minella
                                         --------------------
                                         David A. Minella
                                         President



Attest: /s/ James W. Churm
        ------------------
        James W. Churm
        Vice President and Secretary

                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                           G.T. INVESTMENT FUNDS, INC.

          G.T. INVESTMENT FUNDS, INC., a Maryland corporation (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

          FIRST:  The Charter of the Corporation is hereby amended as follows:

          By changing the name of the G.T. Latin America Fund, a series of the Corporation created via Articles Supplementary to the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on July 19, 1991, to the G.T. Latin America Growth Fund (the "Fund").

          SECOND: The foregoing amendment does not increase the authorized capital stock of the Corporation or alter the par value of such capital stock.

          THIRD: The amendment to the charter of the Corporation herein made was duly approved by written consent of the sole holder of shares of capital stock of the Fund.

          IN WITNESS WHEREOF, G.T. Investment Funds, Inc. has caused these Articles to be signed in its name and on its behalf by its President and attested by its Secretary on July 31, 1991.

                                         G.T. INVESTMENT FUNDS, INC.


                                         By /s/ David A. Minella
                                            --------------------
                                            David A. Minella, President

Attest:


/S/ James W. Churm
------------------
James W. Churm, Secretary

          THE UNDERSIGNED, President of G.T. Investment Funds, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ David A. Minella
--------------------
David A. Minella
President

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.


          FIRST: G.T. Investment Funds, Inc., a Maryland Corporation ("Corporation") organized on October 29, 1987, is authorized to issue one billion (1,000,000,000) shares of capital stock.

          By action of the Board of Directors of the Corporation, one hundred million (100,000,000) shares that the Corporation is authorized to issue have been classified as a newly-created series known as G.T. Global Telecommunications Fund and one hundred million (100,000,000) shares that the Corporation is authorized to issue have been classified as newly-created series known as G.T. Global Financial Services Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the shares of G.T. Global Telecommunications Fund is $10,000 and the aggregate par value of the shares of G.T. Global Financial Services Fund is $10,000.

          SECOND: Corporation is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

          IN WITNESS WHEREOF, the undersigned President of G.T. Investment Funds, Inc., hereby executes these Articles Supplementary on behalf of the Corporation, and hereby acknowledges these Articles Supplementary to be the act of the Corporation and further states under the penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Date:  December 31, 1991                 /s/ David A. Minella
                                         --------------------
                                         David A. Minella
                                         President



Attest: /s/ James W. Churm
        ------------------
        James W. Churm
        Vice President and Secretary

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.

          FIRST: G.T. Investment Funds, Inc., a Maryland Corporation ("Corporation") organized on October 29, 1987, is authorized to issue one billion (1,000,000,000) shares of capital stock.

          By action of the Board of Directors of the Corporation, one hundred million (100,000,000) shares that the Corporation is authorized to issue have been classified as a newly-created series known as G.T. Global Emerging Markets Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the shares of G.T. Global Emerging Markets Fund is $10,000.

          SECOND: Corporation is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

          IN WITNESS WHEREOF, the undersigned President of G.T. Investment Funds, Inc., hereby executes these Articles Supplementary on behalf of the Corporation, and hereby acknowledges these Articles Supplementary to be the act of the Corporation and further states under the penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Date:  March 11, 1992                    /s/ David A. Minella
                                         --------------------
                                         David A. Minella
                                         President


Attest: /s/ James W. Churm
        ------------------
        James W. Churm
        Vice President and Secretary

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.


          G.T. Investment funds, Inc. ("Company"), a Maryland corporation, having its principal office in Baltimore, Maryland, organized on October 29, 1987, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Company by Article V of the Charter of the Company, the Board of Directors has duly increased the number of shares of capital stock which the Company is authorized to issue in accordance with Maryland Corporations and Associations Code Annotated Section 2-105 (Supp. 1991).

          Immediately before said increase, the Company was authorized to issue one billion (1,000,000,000) shares of capital stock (par value $.0001 per share) amounting in the aggregate to a par value of one hundred thousand dollars ($100,000).

          The Company is hereby authorized to issue an additional two billion (2,000,000,000) shares of capital stock (par value $.0001 per share) amounting in the aggregate to a par value of two hundred thousand dollars ($200,000), thereby increasing the total number of shares of capital stock which the Company is authorized to issue to three billion (3,000,000,000) shares amounting in the aggregate to a par value of three hundred thousand dollars ($300,000).

          SECOND: The Company is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

          IN WITNESS WHEREOF, the undersigned President of the Company hereby executes these Articles Supplementary on behalf of the Company and further states under the penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Date:  August 31, 1992                   /s/ David A. Minella
                                         --------------------
                                         David A. Minella
                                         President



Attest: /s/ James W. Churm
        ------------------
        James W. Churm
        Vice President and Secretary

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.


          G.T. Investment Funds, Inc. ("Company"), a Maryland corporation, having its principal office in Baltimore, Maryland, organized on October 29, 1987, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: The Company is authorized to issue three billion (3,000,000,000) shares of capital stock. One billion (1,000,000,000) shares have previously been classified as shares of the following ten series, each with one hundred million (100,000,000) shares: G.T. Global Government Income Fund; G.T. Global Bond Fund; G.T. Global Growth and Income Fund; G.T. Global Health Care Fund; G.T. Global Small Companies Fund; G.T. Global Currency Fund; G.T. Latin America Growth Fund; G.T. Global Telecommunications Fund; G.T. Global Financial Services Fund; and G.T. Global Emerging Markets Fund. By action of the Board of Directors of the Company in accordance with the Company's charter, the shares of capital stock of each such series, including all currently issued and outstanding shares of capital stock of each such series, are hereby reclassified as Class A capital stock of each such series, respectively.

          SECOND: By action of the Board of Directors of the Company in accordance with the Company's charter, one hundred million (100,000,000) shares of capital stock that the Company is authorized to issue are hereby classified as Class B capital stock of each of the Company's ten existing series (G.T. Global Government Income Fund; G.T. Global Bond Fund;

G.T. Global Growth and Income Fund; G.T. Global Health Care Fund; G.T. Global Small Companies Fund; G.T. Global Currency Fund; G.T. Latin America Growth Fund;
G. T. Global Telecommunications Fund; G.T. Global Financial Services Fund; and G.T. Global Emerging Markets Fund) representing a total of one billion (1,000,000,000) shares of the Company's capital stock.

          THIRD: By action of the Board of Directors of the Company in accordance with the Company's charter, two hundred million (200,000,000) shares of capital stock that the Company is authorized to issue have been classified as a newly created series known as G.T. Global New World Income Fund, or such other name as the officers of the Company may determine, one hundred million (100,000,000) of such shares are hereby classified as Class A capital stock, and one hundred million (100,000,000) of such shares are hereby classified as Class B capital stock of the G.T. Global New World Income Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the shares of G.T. Global New World Income Fund is twenty thousand dollars ($20,000).

          FOURTH: The Class A capital stock and Class B capital stock of each of the Funds represents interests in the same investment portfolio of each such Fund. Shares of Class B capital stock of a Fund shall be subject to all provisions of Article V in the Company's Articles of Incorporation relating to stock of the Company generally and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shares of Class A capital stock of such Fund except as follows:

          (1) Expenses related to the distribution of each class of shares of a Fund shall be borne solely by such class;

          (2) The bearing of such expenses solely by shares of each class of a Fund shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class;

          (3) The Class A capital stock of each Fund shall be subject to a front-end sales load and a Rule 12b-1 service and distribution fee as determined by the Board of Directors from time to time prior to issuance of such stock;

          (4) The Class B capital stock of each Fund shall be subject to a contingent deferred sales charge and a Rule 12b-1 service and distribution fee as determined by the Board of Directors from time to time prior to issuance of such stock; and

          (5) Unless otherwise expressly provided in the Articles of Incorporation, including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders of the Company, each holder of a share of capital stock of the Company shall be entitled to one vote for each share standing in such holder's name on the books of the Company, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that

          (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above;

          (b)  in the event that the separate vote requirements referred to in
(a) above apply with respect to one or more classes or series, then subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate vote shall vote together as a single class; and

          (c) as to any matter which in the judgment of the Board of Directors (which shall be conclusive) does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the one or more affected classes and series shall be entitled to vote.

          All shares of each particular class of a Fund shall represent an equal proportionate interest in that class and each share of any particular class of a Fund shall be equal to each other share of the class of that Fund.

          FIFTH: The Company is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

          IN WITNESS WHEREOF, the undersigned President of the Company hereby executes these Articles Supplementary on behalf of the Company and further states under the penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Date:  August 31, 1992                   /s/ David A. Minella
                                         --------------------
                                         David A. Minella
                                         President



Attest: /s/ James W. Churm
        ------------------
        James W. Churm
        Vice President and Secretary

                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                           G.T. INVESTMENT FUNDS, INC.


G.T. INVESTMENT FUNDS, INC., a Maryland Corporation (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The Charter of the Corporation is hereby amended as follows: By changing the name of the G.T. Global Bond Fund, a series of the Corporation created via Articles Supplementary to the Corporation's Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on February 18, 1988, to the G.T. GLOBAL STRATEGIC INCOME FUND (the "Fund").

     SECOND: The foregoing amendment does not increase the authorized capital stock of the Corporation or alter the par value of such capital stock.

     THIRD: The amendment to the charter of the Corporation herein made was advised by the Board of Directors of the Corporation on August 12, 1992 and duly approved by the stockholders of the Corporation on October 16, 1992.

     IN WITNESS WHEREOF, G.T. Investment Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Secretary on January 25, 1993.

                                         G.T. INVESTMENT FUNDS, INC.


                                         BY: /s/ David A. Minella
                                             --------------------
                                                David A. Minella, President

Attest:

/s/ James W. Churm
------------------
James W. Churm, Secretary


     THE UNDERSIGNED, President of G.T. Investment Funds, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                         /s/ David A. Minella
                                         --------------------
                                         David A. Minella
                                         President

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.

          G.T. Investment Funds, Inc. ("Company"), a Maryland corporation, organized on October 29, 1987, having its principal office in Maryland in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: By action of the Board of Directors of the Company in accordance with the Company's Articles of Incorporation, an additional two hundred million (200,000,000) shares of capital stock that the Company is authorized to issue have been classified as G.T. Global Telecommunications Fund, one hundred million (100,000,000) of such shares are hereby classified as additional Class A shares of capital stock and one hundred million (100,000,000) of such shares are hereby classified as additional Class B shares of capital stock of the G.T. Global Telecommunications Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the additional shares of G.T. Global Telecommunications Fund is twenty thousand dollars ($20,000).

          SECOND: By action of the Board of Directors of the Company in accordance with the Company's Articles of Incorporation, an additional two hundred million (200,000,000) shares of capital stock that the Company is authorized to issue have been classified as G.T. Global Government Income Fund, one hundred million (100,000,000) of such shares are hereby classified as additional Class A shares of capital stock and one hundred million (100,000,000) of such shares are hereby classified as additional Class B shares of capital stock of the G.T. Global Government Income Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the additional shares of G.T. Global Government Income Fund is twenty thousand dollars ($20,000).

          THIRD: By action of the Board of Directors of the Company in accordance with the Company's Articles of Incorporation, two hundred million (200,000,000) shares of capital stock that the Company is authorized to issue have been classified as shares of G.T. Global Infrastructure Fund (or such other name as the officers of the Company may determine), a newly created series, one hundred million (100,000,000) of such shares are hereby classified as Class A shares of capital stock and one hundred million (100,000,000) of such shares are hereby classified as Class B shares of capital stock of the such Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the shares of G.T. Global Infrastructure Fund (or such other name as the officers of the Company may determine) is twenty thousand dollars ($20,000).

          FOURTH: The Company is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

          IN WITNESS WHEREOF, the undersigned President of the Company hereby executes these Articles Supplementary of behalf of the Company and further states under penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Dated:  November 15, 1993                /s/ David A. Minella
                                         --------------------
                                         David A. Minella
                                         President



Attest: /s/ James W. Churm
        ------------------
        James W. Churm
        Vice President and Secretary

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.


          G.T. Investment Funds, Inc. ("Company"), a Maryland corporation, organized on October 29, 1987, having its principal office in Maryland in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to authority expressly vested in the Board of Directors of the Articles of Incorporation, the Board of Directors has duly increased the number of shares of capital stock which the Company is authorized to issue in accordance with Maryland Corporations and Associations Code Annotated Section 2-105(c) (Supp. 1993).

          Immediately before said increase, the Company was authorized to issue three billion (3,000,000,000) shares of capital stock (par value $.001 per share) amounting in the aggregate to a par value of three hundred thousand dollars ($300,000.00). The shares of capital stock have been classified among the twelve series of the Company as follows:

     G.T. Global Government Income Fund (400 million shares) G.T. Global Strategic Income Fund (200 million shares) G.T. Global Growth and Income Fund (200 million shares) G.T. Global Health Care Fund (200 million shares)
     G.T. Global Small Companies Fund (200 million shares) G.T. Global Currency Fund (200 million shares)
     G.T. Latin America Growth Fund (200 million shares)
     G.T. Global Telecommunications Fund (400 million shares) G.T. Global Financial Services Fund (200 million shares) G.T. Global Emerging Markets Fund (200 million shares) G.T. Global Infrastructure Fund (200 million shares) G.G. Global High Income Fund (200 million shares)

          Within each series of the Company, the capital stock has been divided equally into two classes: Class A and Class B capital stock.

          The Company is hereby authorized to issue an additional three billion (3,000,000,000) shares of capital stock (par value $.0001 per share) amounting in the aggregate to a par value of an additional three hundred thousand dollars ($300,000.00), thereby increasing the total number of shares of capital stock which the Company is authorized to issue to six billion

(6,000,000,000) shares amounting in the aggregate to a par value of six hundred thousand dollars ($600,000.00). The newly authorized shares will remain unclassified until further action by the Board of Directors.

          SECOND: The Company is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

          IN WITNESS WHEREOF, the undersigned President of the Company hereby executes these Articles Supplementary on behalf of the Company and further states under the penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Dated:  January 26, 1994                 /s/ James W. Churm
                                         ------------------
                                         James W. Churm
                                         Vice President and Secretary



Attest: /s/ Peter R. Guarino
        --------------------
        Peter R. Guarino
        Assistant Secretary

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.


          G.T. Investment Funds, Inc. ("Company"), a Maryland corporation, organized on October 29, 1987, having its principal office in Maryland in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: By action of the Board of Directors of the Company in accordance with the Company's Articles of Incorporation, two hundred million (200,000,000) shares of capital stock that the Company is authorized to issue have been classified as shares of G.T. Global Natural Resources Fund (or such other name as the officers of the Company may determine), a newly created series, one hundred million (100,000,000) of such shares have been classified as Class A shares of capital stock and one hundred million (100,000,000) of such shares have been classified as Class B shares of capital stock of the G.T. Global Natural Resources Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the shares of G.T. Global Natural Resources Fund is twenty thousand dollars ($20,000).

          SECOND: The Company is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

          IN WITNESS WHEREOF, the undersigned President of the Company hereby executes these Articles Supplementary of behalf of the Company and further states under penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Dated:  January 26, 1994                 /s/ James W. Churm
                                         ------------------
                                         James W. Churm
                                         Vice President and Secretary



Attest: /s/ Peter R. Guarino
        --------------------
        Peter R. Guarino
        Assistant Secretary

                             ARTICLES SUPPLEMENTARY

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                           G.T. INVESTMENT FUNDS, INC.

          G.T. Investment Funds, Inc. ("Company"), a Maryland corporation, organized on October 29, 1987, having its principal office in Maryland in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: By action of the Board of Directors of the Company in accordance with the Company's Articles of Incorporation, two hundred million (200,000,000) shares of capital stock that the Company is authorized to issue have been classified as shares of G.T. Global Consumer Products and Services Fund (or such other name as the officers of the Company may determine), a newly created series, one hundred million (100,000,000) of such shares have been classified as Class A shares of capital stock and one hundred million (100,000,000) of such shares have been classified as Class B shares of capital stock of the G.T. Global Consumer Products and Services Fund. The par value of the shares of capital stock remains 1/100th of one cent ($.0001) per share. The aggregate par value of the shares of G.T. Global Consumer Products and Services Fund is twenty thousand dollars ($20,000).

          SECOND: The Company is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

          IN WITNESS WHEREOF, the undersigned Vice President of the Company hereby executes these Articles Supplementary on behalf of the Company and further states under penalties of perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.

Dated:  September 23, 1994               /s/ Helge K. Lee
                                         ----------------
                                         Helge K. Lee
                                         Vice President and Secretary


Attest: /s/ Peter R. Guarino
        --------------------
        Peter R. Guarino
        Assistant Secretary